Exhibit 10.1

WARRANT PURCHASE AGREEMENT

This Warrant Purchase Agreement (this "Agreement") is made and entered into as of the 5th day of June, 2007, by and between Cyberlux Corporation, a Nevada corporation, (“Purchaser”) AJW Offshore, LTD, AJW Partners, LLC, AJW Qualified Partners, LLC, New Millenium Capital Partners II, LLC. (collectively the “Sellers”), All of the foregoing collectively referred to as the “Parties.”

  WHEREAS, each Seller owns warrants entitling such Seller to purchase that number of shares of Common Stock of the Purchaser, set forth opposite such Seller's name in Exhibit A (collectively the “Warrant Stock”);

WHEREAS, Sellers desire to sell the Warrants to the Purchaser, pursuant to the terms and conditions contained herein;

WHEREAS, the purchase price for the Warrants will be $150,000 (the "Warrant Purchase Price”);

NOW THEREFORE, in consideration of the mutual covenants, agreements, conditions, representations, and warranties contained in this Agreement, the Purchaser and each Seller hereby agree as follows:

1.  PURCHASE AND SALE OF WARRANTS.

(a) Subject to the terms and conditions of this Agreement, at the Closing (as defined below, each seller hereby agrees to sell to Purchaser and the Purchaser hereby agrees to purchase from each Seller, all right, title and interest in and to the Warrants in consideration for the Warrant Purchase Price.

   (b) Subject to all the terms and conditions of this Agreement, in payment for the Warrants, Purchaser shall deliver to each Seller at the Closing, by means of a bank wire transfer, the amount indicated on Exhibit A set opposite the name of each Seller. This consideration shall be payment in full for all of the Warrants.

   (c) The purchase and sale of the Warrants shall be held at the offices of the John W. Ringo, Attorney at Law, 241 Lamplighter Lane, Marietta, Georgia 30067 within two business days of the execution hereof (the “Closing Date”) , or at such other place, time and date as Sellers and Purchaser shall mutually agree. At the Closing, the Sellers shall deliver to Purchaser, the certificates representing the Warrants, and Purchaser shall deliver to the Sellers the Warrant Purchase Price to the escrow account of John W. Ringo, Attorney at Law in order to complete the transaction.

 2.  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each of the Sellers hereby represents and warrants to the Purchaser that the statements contained in this Section 2 are correct and complete as of the date of this Agreement and shall correct and complete as of the Closing Date with respect to each of the Sellers as follows:

2.1  AUTHORIZATION OF TRANSACTIONS. Seller has full power and authority to execute and deliver this Agreement and to perform execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Each Seller, enforceable in accordance with its terms and conditions. Seller need not give any notice to, make any filing with, or obtain, any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

2.2  WARRANTS. The Sellers hold of record and own beneficially the Warrants for the number of shares of common stock purchasable under the Warrants, set forth opposite such Seller’s name in Exhibit A, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and State securities laws), taxes, security interests, purchase rights, contracts, commitments, claims, liens, charges, pledges, encumbrances and demands of any kind or nature whatsoever.

3.  REPRESENTATIONS AND WARRANTIES OF PURCHASER

The Purchaser represents and warrants to the Sellers that the, statements contained in the Section 3 are correct and complete as of the date hereof and will correct and complete as of the Closing Date as follows:

AUTHORITY. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The purchaser has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken by the Purchaser to authorize the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

4.  CONDITIONS OF CLOSING.

4.1 The following shall be conditions precedent to the Purchaser's obligations hereunder, and shall be accomplished at or before the Closing:

(a) the representations and warranties set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

(b) execution and delivery of this Agreement by the Sellers; and

(c) assignment and delivery of the Warrant Stock to the Purchaser.

4.2 The following shall be conditions precedent to the Sellers’ obligations hereunder, and shall be accomplished on or before the Closing:

(a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date; and

(b) execution and delivery of this Agreement by the Purchaser; and

(c) payment of the Warrant Purchase Price to the Sellers by the Purchaser.

5.  MISCELLANEOUS PROVISIONS.

5.1 MODIFICATIONS AND WAIVERS. This Agreement may not be amended or modified, nor may the rights of any party hereunder be waived, except by a written document that is executed by the Parties.

5.2 NOTICES. Any notice, request, consent, or other communication hereunder shall be in writing, and shall be sent by one of the following means: (i) by registered or certified first class mail, postage prepaid; (ii) by facsimile transmission; (iii) by reputable overnight courier service; or (iv) by personal delivery, and shall be properly addressed as follows:
If to the Purchaser, to:	Cyberlux Corporation
4625 Creekstone Drive
Suite 130
Durham, NC 27703
Attention: Donald F. Evans
Chief Executive Officer
Facsimile: (919) 474-9712

If to the Sellers, to:	To each Seller as set forth on Exhibit A

or to such other address or addresses as the Sellers or Purchaser shall hereafter designate to the other party in writing

5.3 ENTIRE AGREEMENT. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the Parties hereto in relation to the matters contemplated hereby. Any prior written or oral negotiations, correspondence, or understandings relating to the matters contemplated hereby shall be superseded by this Agreement and shall have no force or effect.

5.4 FURTHER ASSURANCES. Each Party hereby agrees to take all actions, and execute all documents and instruments as either Party deems reasonably necessary or appropriate to give effect to this Agreement.

5.5  SEVERABILITY. If any provision which is not essential to the effectuation of the basic purpose of the Agreement is determined by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of this Agreement’

5.6 HEADINGS. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of any provisions hereof.

5.7  COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

5.8 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without regard to the law of conflict of laws.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned Purchaser and the Sellers have caused this Agreement to be duly executed as of the date first above written.

CYBERLUX CORPORATION

/s/ DONALD F. EVANS
Donald F. Evans
Chief Executive Officer

AJW PARTNERS, LLC
By: SMS Group, LLC

/s/ COREY S. RIBOTSKY
Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.
By: First Street Manager II, LLC

/s/ COREY S. RIBOTSKY
Corey S. Ribotsky
Manager

AJW QUALIFIED PARTNERS, LLC

By: AJW Manager, LLC

/s/ COREY S. RIBOTSKY
Corey S. Ribotsky

Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLP

/s/ COREY S. RIBOTSKY
Corey S. Ribotsky
Manager

EXHIBIT A

AJW PARTNERS, LLC

RESIDENCE:	Delaware

ADDRESS:	1044 Northern Boulevard
Suite 302
Roslyn, New York 11576
Facsimile: (516) 739-7115
Telephone: (516) 739-7110

Number of Warrants:	6,724,500
Aggregate Sale Price	$15,000

AJW OFFSHORE, LTD

RESIDENCE:	Cayman Islands

ADDRESS:	AJW Offshore, Ltd.
P.O. Box 32021 SMB
Grand Cayman, Cayman Island, B.W.I.

Number of Warrants:	40,043,300
Aggregate Sale Price	$88, 500

AJW QUALIFIED PARTNERS, LLC

RESIDENCE:	New York

ADDRESS:	1044 Northern Boulevard
Suite 302
Roslyn, New York 11576
Facsimile: (516) 739-7115
Telephone: (516) 739-7110

Number of Warrants:	20,167,200
Aggregate Sale Price	$45,000

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

RESIDENCE:	New York

ADDRESS:	1044 Northern Boulevard
Suite 302
Roslyn, New York 11576
Facsimile: (516) 739-7115
Telephone: (516) 739-7110

Number of Warrants:	815,000
Aggregate Sale Price;	$1,500